UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2012

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Regal Entertainment Group (the “Company”) is filing this Current Report on Form 8-K to reflect the retrospective adoption of a new accounting pronouncement with respect to the financial information contained in its Annual Report on Form 10-K for the fiscal year ended December 29, 2011. As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2012 (filed with the Securities and Exchange Commission on May 8, 2012), during the quarter ended March 29, 2012, the Company adopted FASB Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which amends the presentation of comprehensive income and allows an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  Under ASU 2011-05, the Company is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income.  The guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity.  ASU 2011-05 became effective for the Company as of the beginning of fiscal 2012.

The following presents the retrospective application of ASU 2011-05, as revised by FASB Accounting Standards Update No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, for the fiscal years ended December 29, 2011, December 30, 2010 and December 31, 2009 and should be read in conjunction with the information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2011 (dollars in millions):

	Year Ended 12/29/2011	Year Ended 12/30/2010	Year Ended 12/31/2009
NET INCOME	$40.1	$77.3	$95.3
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX
Change in fair value of interest rate swap transactions	8.0	(6.8)	(0.4)
Change in fair value of available for sale securities	3.5	4.9	—
Other-than-temporary impairment of available for sale securities	(8.4)	—	—
TOTAL OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX	3.1	(1.9)	(0.4)
TOTAL COMPREHENSIVE INCOME, NET OF TAX	43.2	75.4	94.9
Comprehensive income attributable to noncontrolling interests	0.2	0.3	0.2
COMPREHENSIVE INCOME ATTRIBUTABLE TO COMPANY	$43.4	$75.7	$95.1

The information included in this Current Report on Form 8-K is presented for information purposes only in connection with the reporting change described above and does not amend or restate the Company’s audited consolidated financial statements which were included in its Annual Report on Form 10-K for the fiscal year ended December 29, 2011.  This Current Report on Form 8-K does not reflect events occurring after February 27, 2012, the date the Company filed its Annual Report on Form 10-K for the fiscal year ended December 29, 2011, and does not modify or update the disclosures therein in any way, other than to reflect the adoption of the new accounting standards as described above. You should therefore read this Current Report on Form 8-K in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2011 and subsequent amendments on Form 10-K/A and with the Company’s reports filed with the Securities and Exchange Commission after February 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: June 27, 2012	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel & Secretary